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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05550

The Alger Portfolios
Alger Mid Cap Growth Portfolio

(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10003
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

ITEM 1. Reports to Stockholders.

ALGER

THE ALGER PORTFOLIOS

Alger Mid Cap Growth Portfolio

SEMI-ANNUAL REPORT

JUNE 30, 2018 (UNAUDITED)

Table of Contents

ALGER MID CAP GROWTH PORTFOLIO

Shareholders’ Letter	1
Fund Highlights	7
Portfolio Summary	9
Schedule of Investments	10
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	21
Additional Information	34

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Shareholders’ Letter June 30, 2018

Dear Shareholders,

Corporations Generate Strong Earnings but Emotions Spark Volatility
After a nearly one-and-a-half-year period without a single monthly decline for the S&P 500
Index, market volatility returned in late January and persisted during most of the first half of this year. Despite the volatility, the S&P 500 Index generated a 2.65% return during the six-month period ended June 30 with strong corporate earnings and encouraging economic data supporting investor sentiment. Concerns about inflation and rising trade protectionism, however, challenged market sentiment. Those concerns were particularly strong among
non-U.S. markets, with the MSCI ACWI ex USA Index declining 3.44% during the period ended June 30. Weakening emerging markets currencies, furthermore, contributed to the
MSCI Emerging Markets Index falling 6.51% during the period ended June 30.

We maintain that investors should focus on the health of corporate America, the benefits of fiscal stimulus, high levels of innovation, and the strength of the U.S. economy rather than succumb to what we believe are misguided concerns about the length of the current bull market, the potential for inflation, and the rise of trade protectionism. We also believe that emerging markets volatility has resulted in the asset class having attractive valuations.

Corporate Earnings Shine but Volatility Thrives
After hitting an all-time high on January 26, the S&P 500 Index dropped more than 10%
during the ensuing 10 days. The short-lived and emotionally fueled decline was largely driven by Bureau of Labor Statistics data depicting a 2.9% year-over-year increase in wages as of the month of January vs. the prior January, which sparked fears that potential inflation could derail the ongoing economic recovery and bull market. Some investors may also have believed that market gains, equity valuations, and optimism were excessive relative to corporate fundamentals and the potential benefits of lower taxes resulting from tax reform that was signed into law by President Donald Trump in late December.

Readers of our market commentaries would note that we quickly recognized (again) the error of such short-term thinking and predicted a strong recovery into first quarter earnings season. As of the end of the quarterly reporting season in late May, S&P 500 companies had reported year-over-year earnings growth of 24.6% for the first quarter, which was the highest rate since the third quarter of 2010, according to FactSet Research, and well above the consensus expectation of a 17.1% increase. Also for the first quarter, 78% of S&P
500 companies announced positive earnings surprises and 77% announced positive sales surprises. This represents very strong breadth of revenues and earnings across corporate
America. We were, in short, correct about the following points:

• The economy was stronger than commonly believed.
• The economy would drive a stock market recovery.
• Growth companies were particularly well positioned to benefit from eco-
nomic growth. In regards to this final point, the Russell 1000 Growth Index generated a 7.25% return compared to the -1.69% return of the Russell 1000
Value Index during the first six months of this year.

While corporate profits are benefiting from reduced taxes, which account for about one third of the recent earnings growth, the rest of the growth is coming from a strong economy and strong execution by companies and their employees. We believe innovation in America is strong and its influence is spreading from its center in technology to across industries at all levels. The trends may be the stuff of headlines in our media, but they are real and large.
Artificial intelligence, internet-connected devices, cloud computing, e-commerce, genome sequencing, big data analysis, real-time data collection, “the sharing” economy, “last mile”
logistics and other technologies and trends are sweeping across the American landscape in business and society. And companies leading in innovation, development or implementation of these technologies are benefitting as these trends disrupt industries and legacy business models.

Investor enthusiasm about strong corporate earnings was held partially in check during the reporting period by fears that a potential trade war could hinder global growth. Among other developments, the Trump Administration let certain tariff exemptions expire, which resulted in a 25% steel tariff and 10% aluminum tariff on imports from Canada, Mexico, and the European Union. In late June, the Trump Administration announced a 25% tariff on various imports from China with a combined value of $34 billion annually and said it was evaluating placing a 10% tariff on an additional $16 billion of Chinese imports. Trump has also threatened to place tariffs on an additional $200 billion of Chinese goods. The various tariffs have caused U.S. trading partners to implement retaliatory actions or threaten to do
so. In mid-February, the growing concerns about tariffs sparked a strong rotation into small cap stocks that resulted in the Russell 2000 Index gaining 7.66% during the reporting period.
Investors’ preference for small cap growth was even more dramatic, with the Russell 2000
Growth Index producing a 9.69% return. We believe the rally in small cap stocks was driven by the perception that smaller companies are less susceptible to tariffs than their larger counterparts. Indeed, Russell 2000 Index companies derive only 21% of their revenues from outside the U.S. while the S&P 500 proportion is 39%.

Keeping Inflation and Trade Tariffs in Perspective
Investors frequently focus on inflation and monetary policy to gain insight into economic cycles. When the U.S. Federal Reserve (Fed) begins increasing interest rates to curtail inflation, investors fear that higher financing costs can throttle corporate profits and economic growth. In our view, the Fed’s current monetary tightening appears to be a long way from sparking a recession or a bear market. Bull markets have historically persisted during Fed rate increases and recessions typically haven’t occurred until the real fed funds rate, which is the nominal fed funds rate minus inflation, hits 2% or higher. With the real fed funds rate currently at about 0% and the Fed expected to raise rates approximately 75-
100 basis points a year, we maintain that monetary policy is unlikely to mute the economic recovery or stifle the equity market in the foreseeable future.

We believe that bonds are a different matter. During periods of fed funds rate increases, the
10-year Treasury bond has generated an average annual return of -2.7% compared to the average annual return of 6.2% of the S&P 500 Index. 1 We also believe that valuations imply that earnings multiples may not suffer as rates rise, with the S&P 500 Index having an EPS yield on June 30 that was more than 300 bps higher than the yield of the 10-year Treasury bond. While bonds are susceptible to monetary tightening, we believe the economy is strong and can absorb the impact of Fed rate increases. 2

We also believe that a historical view of global trade can provide helpful insights into tariffs.
In the early 1960s, the U.S. tariff rate was approximately 7%. The rate, along with rates for most countries, has declined at a fairly steady pace and was slightly less than 2% as of the end of last year, which we believe illustrates that governments favor free trade. In the short term, we believe uncertainty about trading disputes is likely to drive market volatility, but we believe the strong preference for free trade among governments worldwide can potentially prevent tariffs from escalating and hindering economic growth. In the meantime, volatility from trade war fears can provide opportunities for active managers who can potentially select companies that may benefit from tariffs and avoid companies that may be hurt by changes in trade agreements. In a similar manner, trade tariffs may provide a competitive edge for smaller companies that produce a substantial portion of their sales within the U.S.

Outlook
In past years, economic growth has been driven primarily by consumer spending, but business spending, which is growing at a faster rate than the nation’s gross domestic product, is now playing a more significant role. At the same time, the Conference Board’s Leading
Economic Index (LEI) is encouraging. The LEI historically leads S&P 500 Index earnings by 6 to 18 months, so its record high June reading of 109.8 may suggest that the bull market still has a long runway in the U.S. Further, we believe that both European and emerging markets equities have been more negatively affected by concerns around a U.S. driven trade war. European and emerging markets equities have also been negatively affected by battles within their respective borders between pro-growth/pro-change policies and the “status quo” or traditionalist policy backers. We believe that emerging markets valuations are highly compelling with the forward price-to-earnings multiple discount for the MSCI Emerging
Markets Index relative to developed markets as indicated by the MSCI World Index having widened to nearly 27% as of the end of June. European equity valuations are also attractive, in our view, with the MSCI Europe Index on June 30 trading at only 3% premium to its 20-
year median price-to-earnings ratio compared to the 6% premium for the S&P 500 Index.

In closing, we think the best way to address risks, including those associated with Fed tightening and tariffs, is to invest in highly innovative companies that can disrupt their industries by creating new products and services. During the global financial crisis that lasted from early 2008 until early 2011, U.S. e-commerce and internet advertising spending grew
33% while total U.S. retail sales increased only 1%. We think similar trends will be driven by the innovation around commercial adoption of technologies such as artificial intelligence, cloud computing, internet connectivity, genome sequencing, and big data analytics to name some but not all of the biggest trends we see in the world today.

Portfolio Matters
Alger Mid Cap Growth Portfolio
The Alger Mid Cap Growth Portfolio returned 8.68% for the fiscal six-month period ended June 30, 2018, compared to the 5.40% return of its benchmark, the Russell Midcap
Growth Index during the fiscal six-month period ended June 30, 2018. During the reporting period, the Information Technology and Health Care sectors were the largest portfolio sector weightings. In January 2018, Dan Chung, CEO and CIO of Alger, joined Teresa
McRoberts, senior vice president, in managing the Portfolio. In managing his portion of the
Portfolio, Mr. Chung coordinates and oversees portfolio management allocations among
Alger analysts. Portfolio allocations among the investment professionals are rebalanced by Mr. Chung on a recurring basis. Alex Goldman and Chris Walsh, formerly senior vice presidents at Alger, were previously members of the Portfolio’s portfolio management team and are no longer affiliated with the Portfolio or with Alger.

Contributors to Performance
The largest sector overweight was Health Care and the largest sector underweight was
Consumer Staples. The Health Care and Materials sectors provided the largest contributions to relative performance. Among individual positions, ABIOMED, Inc.; Sarepta Therapeutics,
Inc.; Align Technology, Inc.; Palo Alto Networks, Inc.; and Etsy, Inc. were top contributors to performance. ABIOMED develops and manufactures devices that assist or replace the pumping function of a failing heart. ABIOMED’s major product line is the Impella platform, which consists of heart pumps that are inserted with catheters. The pumps can be used to assist weakened hearts during the repair of coronary artery blockages and in the event of cardiogenic shock, which occurs when organs begin to fail due to the heart’s inability to pump blood. Adoption of ABIOMED’s Impella products has continued to grow and we believe the platform is becoming a new standard of care. The company also has potential for expanding its addressable market with new product launches and by expanding across adjacent patient populations. ABIOMED shares performed strongly during the second quarter in response to the company’s margin expansion in the midst of aggressively investing in growth opportunities.

Detractors from Performance
The Consumer Discretionary and Financials sectors were among sectors that detracted from results. Among individual positions, Coherent, Inc.; Universal Display Corp.; Trimble, Inc.;
Clovis Oncology, Inc.; and TESARO, Inc. were the top detractors from results. Universal
Display develops and manufactures organic light emitting diode (OLED) technologies and materials that are used for display screens in computers, smartphones, televisions, and automobiles. The company’s unique positioning has allowed it to capitalize on the growing use of OLED across a broad set of customers in multiple industries. Early in the reporting period, the company provided fiscal year-end revenue guidance that was below expectations, further fueling speculation that growth may be peaking for Apple’s OLED-based iPhone X and that Apple may not use OLED in its new low-end iPhone model.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.
_______________________________

1 Dan Chung and Brad Neuman, Capital Markets: Observations and Insights: Party without the Punch, Spring 2018. Based on periods of fed funds rate increases occurring between 1955 and 2017.
2 Dan Chung and Brad Neuman, Capital Markets: Observations and Insights: Degrees of Debt. Fred Alger Management, Summer
2018.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Mid Cap Growth Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective prospectus for the Portfolio. The Portfolio’s returns represent the fiscal six-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.
Standard performance results can be found on the following pages. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Portfolio. Please refer to the
Schedule of Investments for the Portfolio which is included in this report for a complete list of Portfolio holdings as of June 30, 2018. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the six-month fiscal period.

Risk Disclosure
Investing in the stock market involves gains and losses and may not be suitable for all investors.
The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity.
There may be a significant portion of assets invested in securities of companies conducting business in a related group of industries within a sector, and may be more vulnerable to unfavorable developments in that sector than a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments.
A significant portion of the assets will be invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

For a more detailed discussion of the risks associated with the Portfolio, please see the
Portfolio’s Prospectus.

Before investing, carefully consider the Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about the Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com.
Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

• S&P 500 Index: An unmanaged index generally representative of the U.S.
stock market without regard to company size.
• Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI) ex USA: An unmanaged, market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.
• MSCI Emerging Markets Index: A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
• Conference Board’s Leading Economic Index. An index based on a variety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.
• Russell Midcap Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those
Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.
• FactSet Research Systems provides data and research for investment manag-
ers, hedge funds, investment bankers and other financial professionals.

ALGER MID CAP GROWTH PORTFOLIO
Fund Highlights Through June 30, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth
Portfolio Class I-2 shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended June 30, 2018. Figures for each of the Alger Mid Cap Growth Portfolio Class I-2 shares and the
Russell Midcap Growth Index include reinvestment of dividends and capital gains. Performance for the Alger Mid
Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

ALGER MID CAP GROWTH PORTFOLIO
Fund Highlights Through June 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 06/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	5/3/1993
Class I-2 (Inception 5/3/93)	21.72%	12.69%	7.00%	10.99%
Class S (Inception 5/1/02)(i)	21.11%	12.24%	6.60%	10.68%
Russell Midcap Growth Index	18.52%	13.37%	10.45%	10.13%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current perfor-
mance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.
com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.
(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their inception are those of
Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

PORTFOLIO SUMMARY†
June 30, 2018 (Unaudited)

Alger Mid Cap Growth
SECTORS/SECURITY TYPES	Portfolio
Consumer Discretionary	15.6%
Consumer Staples	1.8
Energy	1.0
Financials	5.5
Health Care	26.4
Industrials	12.6
Information Technology	29.5
Materials	3.0
Real Estate	1.0
Total Equity Securities	96.4
Short-Term Investments and Net Other Assets	3.6
100.0%

† Based on net assets for the Portfolio.

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2018 (Unaudited)

COMMON STOCKS—93.5%	SHARES	VALUE
AEROSPACE & DEFENSE—1.3%
HEICO Corp.	27,060	$1,973,486
APPAREL ACCESSORIES & LUXURY GOODS—2.5%
PVH Corp.	9,041	1,353,619
Tapestry, Inc.	49,310	2,303,270
		3,656,889
APPAREL RETAIL—2.6%
Burlington Stores, Inc. *	15,848	2,385,599
Ross Stores, Inc. *	17,690	1,499,228
		3,884,827
APPLICATION SOFTWARE—6.0%
ANSYS, Inc. *	8,872	1,545,325
Autodesk, Inc. *	6,620	867,816
Avalara, Inc. *	1,852	98,841
Fair Isaac Corp. *	5,987	1,157,407
Globant SA*	31,358	1,780,821
PTC, Inc. *	11,791	1,106,113
RealPage, Inc. *	16,252	895,485
Smartsheet, Inc. , Cl. A*	27,741	720,434
Splunk, Inc. *	6,645	658,586
		8,830,828
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
WisdomTree Investments, Inc.	66,260	601,641
AUTO PARTS & EQUIPMENT—1.4%
Aptiv PLC.	21,902	2,006,880
AUTOMOTIVE RETAIL—0.5%
AutoZone, Inc. *	1,148	770,228
BIOTECHNOLOGY—7.9%
Agios Pharmaceuticals, Inc. *	6,649	560,045
Alnylam Pharmaceuticals, Inc. *	5,281	520,126
BeiGene Ltd. #,*	3,233	497,009
BioMarin Pharmaceutical, Inc. *	10,413	980,905
Bluebird Bio, Inc. *	6,465	1,014,682
Clovis Oncology, Inc. *	15,762	716,698
Exact Sciences Corp. *	10,369	619,962
Global Blood Therapeutics, Inc. *	4,186	189,207
Halozyme Therapeutics, Inc. *	19,656	331,597
Immunomedics, Inc. *	39,996	946,705
Madrigal Pharmaceuticals, Inc. *	2,123	593,782
Neurocrine Biosciences, Inc. *	12,096	1,188,311
Sage Therapeutics, Inc. *	3,692	577,909
Sarepta Therapeutics, Inc. *	17,888	2,364,436
TESARO, Inc. *	14,733	655,176
		11,756,550
BUILDING PRODUCTS—1.2%
Lennox International, Inc.	8,766	1,754,515

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—93.5% (CONT. )	SHARES	VALUE
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.9%
Wabtec Corp.	13,503	$1,331,126
CONSTRUCTION MATERIALS—1.7%
Vulcan Materials Co.	20,097	2,593,719
DATA PROCESSING & OUTSOURCED SERVICES—6.2%
Fiserv, Inc. *	33,207	2,460,307
FleetCor Technologies, Inc. *	5,531	1,165,105
GDS Holdings Ltd. #,*	28,560	1,144,970
GreenSky, Inc. , Cl. A*	54,868	1,160,458
Square, Inc. , Cl. A*	18,916	1,165,982
Worldpay, Inc. , Cl. A*	26,148	2,138,384
		9,235,206
DIVERSIFIED SUPPORT SERVICES—1.5%
Cintas Corp.	12,326	2,281,173
ELECTRICAL COMPONENTS & EQUIPMENT—1.5%
AMETEK, Inc.	30,032	2,167,109
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.0%
Trimble, Inc. *	44,055	1,446,766
ENVIRONMENTAL & FACILITIES SERVICES—0.9%
BrightView Holdings, Inc. *	59,398	1,303,786
FERTILIZERS & AGRICULTURAL CHEMICALS—0.8%
FMC Corp.	12,966	1,156,697
FINANCIAL EXCHANGES & DATA—2.9%
Intercontinental Exchange, Inc.	20,247	1,489,167
MarketAxess Holdings, Inc.	8,344	1,650,944
MSCI, Inc. , Cl. A	6,778	1,121,284
		4,261,395
GENERAL MERCHANDISE STORES—0.3%
BJ's Wholesale Club Holdings, Inc. *	17,462	412,976
HEALTH CARE EQUIPMENT—9.2%
ABIOMED, Inc. *	9,311	3,808,665
AxoGen, Inc. *	27,010	1,357,252
DexCom, Inc. *	13,778	1,308,634
Edwards Lifesciences Corp. *	8,468	1,232,687
IDEXX Laboratories, Inc. *	6,267	1,365,830
Insulet Corp. *	14,166	1,214,026
Masimo Corp. *	9,026	881,389
Penumbra, Inc. *	2,847	393,313
Tandem Diabetes Care, Inc. *	67,754	1,491,943
Zimmer Biomet Holdings, Inc.	5,263	586,509
		13,640,248
HEALTH CARE SUPPLIES—1.5%
Align Technology, Inc. *	6,487	2,219,462
HEALTH CARE TECHNOLOGY—1.7%
Medidata Solutions, Inc. *	9,084	731,807
Teladoc, Inc. *	14,334	832,089

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—93.5% (CONT. )	SHARES	VALUE
HEALTH CARE TECHNOLOGY—1.7% (CONT. )
Veeva Systems, Inc. , Cl. A*	12,156	$934,310
		2,498,206
HOME ENTERTAINMENT SOFTWARE—1.7%
Electronic Arts, Inc. *	7,329	1,033,536
Take-Two Interactive Software, Inc. *	12,921	1,529,329
		2,562,865
HOTELS RESORTS & CRUISE LINES—2.3%
Hilton Worldwide Holdings, Inc.	22,648	1,792,816
Norwegian Cruise Line Holdings Ltd. *	34,648	1,637,118
		3,429,934
HOUSEHOLD PRODUCTS—1.1%
Church & Dwight Co. , Inc.	30,994	1,647,641
INDUSTRIAL CONGLOMERATES—1.7%
Roper Technologies, Inc.	9,353	2,580,586
INDUSTRIAL MACHINERY—3.0%
Fortive Corp.	32,079	2,473,612
Stanley Black & Decker, Inc.	4,056	538,677
Xylem, Inc.	20,189	1,360,335
		4,372,624
INTERNET SOFTWARE & SERVICES—4.2%
Etsy, Inc. *	58,592	2,471,996
GrubHub, Inc. *	18,602	1,951,536
IAC/InterActiveCorp*	4,801	732,105
Palantir Technologies, Inc. , Cl. A*,@,(a)	12,572	72,289
Yelp, Inc. , Cl. A*	25,418	995,877
		6,223,803
IT CONSULTING & OTHER SERVICES—2.3%
EPAM Systems, Inc. *	15,041	1,870,048
Gartner, Inc. *	11,057	1,469,475
		3,339,523
LEISURE FACILITIES—1.4%
Vail Resorts, Inc.	7,420	2,034,490
LIFE SCIENCES TOOLS & SERVICES—1.9%
Bio-Techne Corp.	3,288	486,460
Illumina, Inc. *	8,373	2,338,495
		2,824,955
MANAGED HEALTH CARE—1.0%
WellCare Health Plans, Inc. *	6,070	1,494,677
MOVIES & ENTERTAINMENT—0.5%
Lions Gate Entertainment Corp. , Cl. A	29,354	728,566
OIL & GAS EXPLORATION & PRODUCTION—1.0%
Encana Corp.	115,580	1,508,319
PACKAGED FOODS & MEATS—0.7%
Pinnacle Foods, Inc.	15,814	1,028,859

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—93.5% (CONT. )	SHARES	VALUE
PHARMACEUTICALS—1.7%
Aerie Pharmaceuticals, Inc. *	20,063	$1,355,255
GW Pharmaceuticals PLC. #,*	8,679	1,211,068
		2,566,323
PROPERTY & CASUALTY INSURANCE—1.5%
The Progressive Corp.	37,166	2,198,369
REGIONAL BANKS—0.5%
Webster Financial Corp.	11,460	730,002
RESTAURANTS—1.8%
Chipotle Mexican Grill, Inc. , Cl. A*	3,403	1,467,952
Dunkin' Brands Group, Inc.	16,951	1,170,806
		2,638,758
SEMICONDUCTOR EQUIPMENT—1.9%
Lam Research Corp.	16,089	2,780,984
SEMICONDUCTORS—2.4%
Marvell Technology Group Ltd.	67,334	1,443,641
Microchip Technology, Inc.	13,763	1,251,745
Skyworks Solutions, Inc.	9,401	908,606
		3,603,992
SPECIALIZED CONSUMER SERVICES—1.3%
ServiceMaster Global Holdings, Inc. *	32,041	1,905,478
SPECIALTY CHEMICALS—0.5%
WR Grace & Co.	10,682	783,097
SPECIALTY STORES—1.0%
Tiffany & Co.	11,630	1,530,508
SYSTEMS SOFTWARE—3.6%
Proofpoint, Inc. *	10,146	1,169,935
Red Hat, Inc. *	13,305	1,787,793
ServiceNow, Inc. *	7,489	1,291,628
Talend SA#,*	16,257	1,012,486
		5,261,842
TRUCKING—0.6%
Old Dominion Freight Line, Inc. *	5,537	824,791
TOTAL COMMON STOCKS
(Cost $112,202,402)		138,384,699
PREFERRED STOCKS—0.7%	SHARES	VALUE
BIOTECHNOLOGY—0.4%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	170,419	511,257
INTERNET SOFTWARE & SERVICES—0.2%
Palantir Technologies, Inc. , Cl. B*,@,(a)	51,276	294,837
Palantir Technologies, Inc. , Cl. D*,@,(a)	6,681	38,416
		333,253
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc. , Series DD*,@,(a)	7,214	193,407
TOTAL PREFERRED STOCKS
(Cost $1,383,257)		1,037,917

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments June 30, 2018 (Unaudited) (Continued)

RIGHTS—1.0%	SHARES	VALUE
BIOTECHNOLOGY—1.0%
Tolero CDR*,@,(a),(c)	425,098	$1,386,304
(Cost $227,341)		1,386,304
REAL ESTATE INVESTMENT TRUST—1.0%	SHARES	VALUE
SPECIALIZED—1.0%
SBA Communications Corp. , Cl. A*	9,332	1,540,900
(Cost $1,227,890)		1,540,900
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC. *,@,(a)	244,501	272,521
(Cost $244,501)		272,521
Total Investments
(Cost $115,285,391)	96.4%	$142,622,341
Affiliated Securities (Cost $766,885)		511,257
Unaffiliated Securities (Cost $114,518,506)		142,111,084
Other Assets in Excess of Liabilities	3.6%	5,374,394
NET ASSETS	100.0%	$147,996,735

# American Depositary Receipts.
(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b) Deemed an affiliate of the Alger fund complex in accordance with Section 2(a)(3) of the Investment Company Act of 1940.
See Note 11 - Affiliated Securities.
(c) Contingent Deferred Rights.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	6/30/2018
Intarcia Therapeutics, Inc. ,
Series DD	03/27/14	$233,661	0.15%	$193,407	0.13%
JS Kred SPV I, LLC.	06/26/15	244,501	0.15%	272,521	0.18%
Palantir Technologies, Inc. , Cl. A	10/07/14	81,806	0.05%	72,289	0.05%
Palantir Technologies, Inc. , Cl. B	10/07/14	338,598	0.22%	294,837	0.20%
Palantir Technologies, Inc. , Cl. D	10/14/14	44,113	0.03%	38,416	0.02%
Prosetta Biosciences, Inc. , Series D	02/06/15	766,885	0.50%	511,257	0.35%
Tolero CDR	02/06/17	227,341	0.18%	1,386,304	0.94%
Total				$2,769,031	1.87%

See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO
Statement of Assets and Liabilities June 30, 2018 (Unaudited)

	Alger Mid Cap
	Growth Portfolio
ASSETS:
Investments in unaffiliated securities, at value (Identified cost
below)* see accompanying schedule of investments	$142,111,084
Investments in affiliated securities, at value (Identified cost below)** see accompanying
schedule of investments	511,257
Cash and cash equivalents	6,367,450
Receivable for investment securities sold	452,139
Receivable for shares of beneficial interest sold	45,458
Dividends and interest receivable	52,602
Receivable for escrow, at value (Identified cost below)***	496,217
Prepaid expenses	19,570
Total Assets	150,055,777

LIABILITIES:
Payable for investment securities purchased	1,663,727
Payable for shares of beneficial interest redeemed	184,034
Accrued investment advisory fees	94,281
Accrued transfer agent fees	5,253
Accrued distribution fees	810
Accrued administrative fees	3,411
Accrued shareholder administrative fees	1,240
Accrued other expenses	106,286
Total Liabilities	2,059,042
NET ASSETS	$147,996,735

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	108,480,922
Accumulated loss	(377,689)
Undistributed net realized gain	12,142,136
Net unrealized appreciation on investments	27,751,366
NET ASSETS	$147,996,735
* Identified cost	$114,518,506	(a)
** Identified cost	$766,885	(a)
*** Identified cost escrow receivable	$77,799
See Notes to Financial Statements.

(a) At June 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $115,481,378, amounted to $27,140,963 which consisted of aggregate gross unrealized appreciation of $29,540,969 and aggregate gross unrealized depreciation of $2,400,006.

ALGER MID CAP GROWTH PORTFOLIO
Statement of Assets and Liabilities June 30, 2018 (Unaudited) (Continued)

Alger Mid Cap
Growth Portfolio
NET ASSETS BY CLASS:
Class I-2	$144,153,174
Class S	$3,843,561

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	5,306,298
Class S	149,880

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share Class I-2	$27.17
Class S — Net Asset Value Per Share Class S	$25.64
See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO
Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Alger Mid Cap
Growth Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$401,534
Interest from unaffiliated securities	22,631
Total Income	424,165

EXPENSES:
Advisory fees — Note 3(a)	544,133
Distribution fees — Note 3(c)
Class S	4,755
Shareholder administrative fees — Note 3(f)	7,160
Administration fees — Note 3(b)	19,688
Custodian fees	29,609
Transfer agent fees and expenses — Note 3(f)	17,531
Printing fees	45,659
Professional fees	32,372
Registration fees	10,350
Trustee fees — Note 3(g)	2,719
Fund accounting fees	7,834
Miscellaneous	15,047
Total Expenses	736,857
NET INVESTMENT LOSS	(312,692)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND ESCROW RECEIVABLE:
Net realized gain on unaffiliated investments	8,469,166
Net change in unrealized appreciation on unaffiliated investments and escrow
receivable	3,706,138
Net change in unrealized (depreciation) on affiliated investments	(20,450)
Net realized and unrealized gain on investments and escrow receivable	12,154,854
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,842,162
* Foreign withholding taxes	$2,522
See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO
Statements of Changes in Net Assets (Unaudited)

	Alger Mid Cap Growth Portfolio
	For the	For the
	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017

Net investment loss	$(312,692)	$(338,519)
Net realized gain on investments and foreign currency	8,469,166	19,675,378
Net change in unrealized appreciation on investments and
escrow receivable	3,685,688	14,825,633
Net increase in net assets resulting from operations	11,842,162	34,162,492

Dividends and distributions to shareholders from:
Net realized gains:
Class I-2	—	(3,023,515)
Class S	—	(90,782)
Total dividends and distributions to shareholders	—	(3,114,297)

Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(4,266,844)	(9,070,391)
Class S	(344,128)	(769,333)
Net decrease from shares of beneficial interest transactions
— Note 6	(4,610,972)	(9,839,724)
Total increase	7,231,190	21,208,471

Net Assets:
Beginning of period	140,765,545	119,557,074
END OF PERIOD	$147,996,735	$140,765,545
Accumulated loss	$(377,689)	$(64,997)
See Notes to Financial Statements.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Portfolio			Class I-2
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	6/30/2018 (i)	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$25.00	$19.70	$19.51	$19.82	$18.35	$13.55
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.06)	(0.06)	0.02	(0.07)	(0.02)	(0.01)
Net realized and unrealized gain (loss)
on investments	2.23	5.92	0.17	(0.24)	1.49	4.86
Total from investment operations	2.17	5.86	0.19	(0.31)	1.47	4.85
Dividends from net investment income	–	–	–	–	–	(0.05)
Distributions from net realized gains	–	(0.56)	–	–	–	–
Net asset value, end of period	$27.17	$25.00	$19.70	$19.51	$19.82	$18.35
Total return	8.68%	29.79%	0.97%	(1.56)%	8.01%	35.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$144,153	$136,889	$115,818	$131,593	$150,219	$158,172
Ratio of net expenses to average net
assets	1.02%	0.99%	0.99%	0.96%	1.04%	1.04%
Ratio of net investment income (loss) to
average net assets	(0.43)%	(0.24)%	0.10%	(0.33)%	(0.12)%	(0.07)%
Portfolio turnover rate	52.41%	111.09%	118.99%	116.84%	187.96%	165.86%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Portfolio			Class S
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	6/30/2018 (i)	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$23.64	$18.74	$18.65	$19.01	$17.67	$13.05
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.10)	(0.15)	(0.07)	(0.14)	(0.09)	(0.07)
Net realized and unrealized gain (loss)
on investments	2.10	5.61	0.16	(0.22)	1.43	4.69
Total from investment operations	2.00	5.46	0.09	(0.36)	1.34	4.62
Distributions from net realized gains	–	(0.56)	–	–	–	–
Net asset value, end of period	$25.64	$23.64	$18.74	$18.65	$19.01	$17.67
Total return	8.46%	29.18%	0.48%	(1.89)%	7.58%	35.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$3,844	$3,877	$3,739	$4,422	$5,576	$6,539
Ratio of net expenses to average net
assets	1.45%	1.43%	1.44%	1.34%	1.40%	1.40%
Ratio of net investment income (loss) to
average net assets	(0.85)%	(0.68)%	(0.37)%	(0.70)%	(0.47)%	(0.43)%
Portfolio turnover rate	52.41%	111.09%	118.99%	116.84%	187.96%	165.86%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:
The Alger Portfolios (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board
Accounting Standards Codification 946-Financial Services – Investment Companies. The
Fund operates as a series company currently offering seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger
Mid Cap Growth Portfolio, Alger SMid Cap Focus Portfolio, Alger Small Cap Growth
Portfolio, Alger Growth & Income Portfolio and Alger Balanced Portfolio (collectively the “Portfolios”). These financial statements include only the Alger Mid Cap Growth
Portfolio (the “Portfolio”). The Portfolio invests primarily in equity securities and has an investment objective of long-term capital appreciation. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

The Portfolio offers Class I-2 shares and Class S shares. Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Portfolio values its financial instruments (including escrow receivable) at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees (“Board”). Investments of the Portfolio are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE
(normally 4:00 p.m. Eastern Time).
Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available (including escrow receivable)
are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Portfolio’s own assump-
tions in determining the fair value of investments)
The Portfolio’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level
1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional
Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for
Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes,

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board and comprised of representatives of the Fund’s investment adviser.
The Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee meets at least quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.
The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolio’s pricing vendor, and variances between transactional prices and the previous day’s price.

The Portfolio will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolio are maintained in
U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statement of Operations.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(e) Option Contracts: When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Portfolio may also purchase put and call options. The Portfolio pays a premium which is included in the Portfolio’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses.
The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets, as defined in its prospectus. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of
Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the
Portfolio’s Custodian (“BBH” or the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of June 30, 2018.
(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Dividends from net investment income, if available, are declared and paid annually.
Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the
Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences.
Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New
York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2015-2017. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of the Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.
(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of normal recurring nature.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: The fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended June 30, 2018, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Actual Rate
Alger Mid Cap
Growth Portfolio(a)	0.760%	0.700%	0.760%

(a) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.
(b) Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the
Fund’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of
0.0275%.
(c) Distribution Fees: Class S shares—The Fund has adopted a Distribution Plan pursuant to which Class S shares of the Portfolio pay Fred Alger & Company, Incorporated, the Fund’s
distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the average daily net assets of the Class S shares of the Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the
Class S shares. The fees paid may be more or less than the expenses incurred by Alger Inc.
(d) Brokerage Commissions: During the six months ended June 30, 2018, the Portfolio paid
Alger Inc., $17,453 in connection with securities transactions.
(e) Interfund Loans: The Portfolio and other funds advised by Alger Management may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds. If the Portfolio has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the
Portfolio’s total assets, the Portfolio will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans throughout the six months ended June 30, 2018.
(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of DST Asset Manager Solutions, Inc., the transfer agent, and for other related services. The Portfolio compensates Alger Management at the annual rate of 0.01% of the average daily net assets for these services.
(g) Trustee Fees: Effective January 2018, each Independent Trustee receives a fee of $112,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The term "Alger Fund Complex" refers to the Fund,
The Alger Institutional Funds, The Alger Funds II, The Alger Funds and Alger Global

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Growth Fund, each of which is a registered investment company managed by Alger
Management. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata by each fund in the
Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of
$11,000 per annum, paid pro rata by each fund in the Alger Fund Complex.
(h) Interfund Trades: The Portfolio may engage in purchase and sale transactions with other funds advised by Alger Management. There were no interfund trades during the six months ended June 30, 2018.
(i) Other Transactions with Affiliates: Certain officers of the Fund are directors and officers of
Alger Management, the Distributor, or their affiliates.
NOTE 4 — Securities Transactions:
Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the six months ended June 30, 2018, were as follows:

	PURCHASES	SALES
Alger Mid Cap Growth Portfolio	$71,979,035	$73,906,814

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowings:
The Portfolio may borrow from the Custodian on an uncommitted basis. The Portfolio pays the Custodian a market rate of interest, generally based upon the London Inter-
Bank Offered Rate. The Portfolio may also borrow from other funds advised by Alger
Management, as discussed in Note 3(e). For the six months ended June 30, 2018, the
Portfolio had no borrowings from the Custodian and other funds.

NOTE 6 — Share Capital:
The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class. During the six months ended June 30, 2018 and the year ended December 31, 2017, transactions of shares of beneficial interest were as follows:

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	JUNE 30, 2018		DECEMBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Portfolio
Class I-2:
Shares sold	196,431	$5,227,645	459,905	$10,431,325
Dividends reinvested	—	—	122,064	3,023,515
Shares redeemed	(366,712)	(9,494,489)	(985,867)	(22,525,231)
Net decrease	(170,281)	$(4,266,844)	(403,898)	$(9,070,391)
Class S:
Shares sold	99	$4,201	2,674	$59,391
Dividends reinvested	—	—	3,875	90,782
Shares redeemed	(14,171)	(348,329)	(42,178)	(919,506)
Net decrease	(14,072)	$(344,128)	(35,629)	$(769,333)

NOTE 7 — Income Tax Information:
At December 31, 2017, the Portfolio, for federal income tax purposes, had no capital loss carryforwards.

During the year ended December 31, 2017, the Portfolio utilized $9,264,614 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio on or after January 1, 2011 (Post Act) will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:
The major categories of securities and their respective fair value inputs are detailed in the Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with its investments as of June 30, 2018, the Portfolio has determined that presenting them by security type and sector is appropriate.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Consumer Discretionary	$22,999,534	$22,586,558	$412,976		—
Consumer Staples	2,676,500	2,676,500	—		—
Energy	1,508,319	1,508,319	—		—
Financials	7,791,407	7,791,407	—		—
Health Care	37,000,421	37,000,421	—		—
Industrials	18,589,196	18,589,196	—		—
Information Technology	43,285,809	43,213,520	—		$72,289
Materials	4,533,513	4,533,513	—		—
TOTAL COMMON STOCKS	$138,384,699	$137,899,434	$412,976		$72,289
PREFERRED STOCKS
Health Care	704,664	—	—		704,664
Information Technology	333,253	—	—		333,253
TOTAL PREFERRED STOCKS	$1,037,917	—	—		$1,037,917
REAL ESTATE INVESTMENT TRUST
Real Estate	1,540,900	1,540,900	—		—
RIGHTS
Health Care	1,386,304	—	—		1,386,304
SPECIAL PURPOSE VEHICLE
Financials	272,521	—	—		272,521
TOTAL INVESTMENTS IN
SECURITIES	$142,622,341	$139,440,334	$412,976		$2,769,031
Escrow Receivable	$496,217	—	$496,217	*	—

*Amounts held for indemnification claims of Sumitomo Dainippon Pharma Co., Ltd. following its acquisition of Tolero Pharmaceuticals,
Inc.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Portfolio	Common Stocks
Opening balance at January 1, 2018	$72,289
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at June 30, 2018	72,289
Net change in unrealized appreciation (depreciation) attributable to investments
still held at June 30, 2018	$—

Alger Mid Cap Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2018	$1,279,260
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(241,343)
Purchases and sales
Purchases	—
Sales	—
Closing balance at June 30, 2018	1,037,917
Net change in unrealized appreciation (depreciation) attributable to investments
still held at June 30, 2018	$(241,343)

Alger Mid Cap Growth Portfolio	Rights
Opening balance at January 1, 2018	$1,215,891
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	170,413
Purchases and sales
Purchases	—
Sales	—
Closing balance at June 30, 2018	1,386,304
Net change in unrealized appreciation (depreciation) attributable to investments
still held at June 30, 2018	$170,413

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Mid Cap Growth Portfolio	Vehicle
Opening balance at January 1, 2018	$295,162
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(22,641)
Purchases and sales
Purchases	—
Sales	—
Closing balance at June 30, 2018	272,521
Net change in unrealized appreciation (depreciation) attributable to investments
still held at June 30, 2018	$(22,641)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of June 30, 2018. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

	Fair Value	Valuation	Unobservable		Weighted
	June 30, 2018	Methodology	Input	Input/ Range	Average
Alger Mid Cap Growth Portfolio
Common Stocks	$72,289	Market	Market	N/A*	N/A
		Approach	Quotation
Preferred Stocks	526,660	Market	Time to Exit	1.5 years	N/A
		Approach	Volatility	75.1%	N/A
			Market	N/A*	N/A
			Quotation
Preferred Stocks	511,257	Income	Discount Rate	41%-45%	N/A
		Approach
Special Purpose Vehicle	272,521	Market	Revenue Multiple	2.8x-4.3x	N/A
		Approach
Rights	1,386,304	Income	Discount Rate	5.70%-27.40%	N/A
		Approach

* The Portfolio utilized a market approach to fair value this security. The significant unobservable input used in the valuation model was a market quotation available to the Portfolio at June 30, 2018.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above. Generally, increases in revenue and

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

EBITDA multiples, decreases in discount rates, and increases in the probabilities of success results in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success results in lower fair value measurements.

As of June 30, 2018, there were no transfers of securities between Level 1 and Level 2.

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of June 30, 2018, such assets are categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash and Cash equivalents	$6,367,450	—	$6,367,450	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Portfolio seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolio invests in a broadly diversified portfolio of common stocks and may also buy and sell call and put options on equities and equity indexes. The Portfolio may purchase call options to increase its exposure to the stock market and also provide diversification of risk. The Portfolio may purchase put options in order to protect from significant market declines that may occur over a short period of time. The Portfolio may write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio. The cash flows may be an important source of the Portfolio’s return, although written call options may reduce the
Portfolio’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolio with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no derivative instruments throughout the period or as of June 30, 2018.

NOTE 10 — Risk Disclosures:
Investing in the stock market involves gains and losses and may not be suitable for all investors.
The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity.
There may be a significant portion of assets invested in securities of companies conducting business in a related group of industries within a sector, and may be more vulnerable to unfavorable developments in that sector than a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments.
A significant portion of the assets will be invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Portfolio because the Portfolio or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the six months ended June 30, 2018. Purchase and sale transactions during the period were as follows:

						Net Increase
	Shares/			Shares/		(Decrease)
	Par at			Par at			in	Value at
	December	Purchases/	Sales/	June 30,	Interest	Realized	Unrealized
Security	31, 2017	Conversion	Conversion	2018	Income	Gain (Loss)	App(Dep)	June 30, 2018
Alger Mid Cap Growth Portfolio
Preferred Stocks
Prosetta Biosciences,
Inc. , Series D	170,419	–	–	170,419	–	–	$(20,450)	$511,257
Total					–	–	$(20,450)	$511,257

NOTE 12 — Subsequent Events:
Management of the Portfolio has evaluated events that have occurred subsequent to June
30, 2018, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of the Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting January 1, 2018 and ending June 30, 2018.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		January 1, 2018	June 30, 2018	June 30, 2018(a)	June 30, 2018(b)
Alger Mid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,086.80	$5.28	1.02%
	Hypothetical(c)	1,000.00	1,019.74	5.11	1.02
Class S	Actual	1,000.00	1,084.60	7.49	1.45
	Hypothetical(c)	1,000.00	1,017.60	7.25	1.45

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy
U.S. Consumer Privacy Notice Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share their personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes — to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’ everyday business	No	We don’t share
purposes — information about your
creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.
Why can’t I limit all sharing?	Federal law gives you the right to limit some but not all
sharing related to:
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies.
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Portfolio’s securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolio’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form
N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolio’s fiscal quarter. The Portfolio’s Forms N-CSR and N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public
Reference Room in Washington, D.C. Information regarding the operation of the SEC’s
Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a
10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Fund will communicate with these service providers to confirm that they understand the Portfolio’s policies and procedures regarding such disclosure.
This agreement must be approved by the Portfolio’s Chief Compliance Officer, President,
Secretary or Assistant Secretary.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

In addition to material the Portfolio routinely provides to shareholders, the Investment
Manager may, upon request, make additional statistical information available regarding the Portfolio. Such information will include, but not be limited to, relative weightings and characteristics of the Portfolio’s holdings versus its peers or an index (such as P/E (or price to book) ratio EPS forecasts, alpha, beta, capture ratio, maximum drawdown, standard deviation, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle
Change holdings, portfolio turnover, and requests of a similar nature. Please contact the
Portfolio at (800) 992-3863 to obtain such information.

THE ALGER PORTFOLIOS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
P.O. Box 219432
Kansas City, MO 64121-9432

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of Alger Mid
Cap Growth Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Portfolio, which contains information concerning the Portfolio’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

Printed with SOY INK

Printed on recycled paper

MidCapSAR

ITEM 2. Code of Ethics.

Not applicable.

ITEM 3. Audit Committee Financial Expert.

Not applicable.

ITEM 4. Principal Accountant Fees and Services.

Not applicable.

ITEM 5. Audit Committee of Listed Registrants.

Not applicable.

ITEM 6.Investments.

Not applicable.

ITEM 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not applicable.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9. Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not applicable.

ITEM 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

ITEM 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the registrant’s internal control over financial reporting occurred during the registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies.

Not applicable.

ITEM 13. Exhibits.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios
Alger Large Cap Growth Portfolio

By: /s/Hal Liebes

Hal Liebes

President

Date: August 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: August 21, 2018

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: August 21, 2018